Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2012 Third Quarter Update Northborough Tower, Houston, TX

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2011, and our quarterly report on form 10-Q for the quarter ended September 30, 2012, each as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

Agenda Economic Overview Noteworthy Events Financial Review Portfolio Updates Questions Central Europe Portfolio Property Name

Economy remains a “mixed bag” U.S. Q3 GDP increased 2.7% (revised) compared with a 1.3% increase in Q2 U.S. employment picture continues to be weak October unemployment rate ticked up to 7.9%, from 7.8% in prior month U6 unemployment rate remains high at 14.6%, compared with 14.7% in previous two months U.S. exports declined in Q2 and Q3 October durable goods orders unchanged On the other hand, retail sales have been trending higher Major areas of concern: U.S. fiscal cliff European debt crisis Economic slowdown in China Continuing unrest in Middle East Economic Overview The Lodge & Spa at Cordillera, Edwards, CO

Noteworthy Items Las Colinas Commons, Irving, TX Sold Bowen Road in August for net cash proceeds of $9.2 million Still own mineral rights and undeveloped land Sold Bent Tree Green in October for net cash proceeds of $6 million Frisco Square bankruptcy – Filed plan of reorganization in October, to which our lenders have agreed Confirmation hearing scheduled for December 13

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner


SOLD
2603 Augusta


SOLD
Crossroads


SOLD
GrandMarc at Westberry Place


SOLD
Regency Center


SOLD
Santa Clara Tech Center


SOLD
Tanglewood at Voss


SOLD
5000 South Bowen


SOLD
Bent Tree Green


Marketing
Becket House


Chapter 11
Restructuring
Frisco Square


Rio Salado Business Center


Chase Park Plaza Hotel


Northpoint Central


Central European Portfolio


Royal Island


Northborough Tower


The Lodge & Spa at Cordillera


Las Colinas Commons


Alexan Black Mountain

BEHRINGER HARVARD
OPPORTUNITY REIT I, INC.

9
© 2012 Behringer Harvard

Financial Review Debt reduction Improved cash position Expected uses of cash Reinvest in our existing portfolio to stabilize assets Lower REIT’s overall indebtedness Chase Park Plaza, St. Louis, MO (in millions) Sept. 30, 2012 Dec. 31, 2011 Cash and cash equivalents $51.4 $13.5 Restricted cash 8.1 8.0 Total $59.5 $21.5 (in millions) Sept. 30, 2012 Dec. 31, 2011 Total debt obligations $190.6 $265.9 Total liabilities $220.2 $301.2

Schedule of Debt Maturities Through Q4 2013 (As of November 13, 2012; in millions) Debt Maturities Property Current Loan Amount Maturity Date Current Status Frisco Square (BHFS I-IV, and Theater loans) $48.2 Chapter 11 – Reorganization Filed 6/13/2012 Plan of Reorganization filed with the Bankruptcy Court. Confirmation hearing scheduled on December 13, 2012. Central Europe (5 loans) $44.9 (€34.3) 4/30/12 – 11/30/12 In process of refinancing $20.9 million (€15.9 million) with CSOB; IBRC has agreed to extend forbearance on remainder through mid-2013 Becket House $25.4 12/31/12 Marketing for short sale with no proceeds to the REIT Central Europe (8 loans) $20.6 (€15.7) 3/31/13 – 12/31/13 To be addressed through a combination of asset sales, extensions and refinancings Total $139.1

Portfolio Updates Frisco Square – Frisco (Dallas), Texas Voluntary Chapter 11 bankruptcy filing Filed plan of reorganization in October Confirmation hearing scheduled for December 13 Continuing positive leasing trends for office, retail and multifamily Increased multifamily rents approximately 8% $1.04/s.f. vs. $1.12/s.f. Attracting interest from developers Positive outlook for this property Frisco Square, Frisco, TX

Portfolio Updates Chase Park Plaza – St. Louis, Missouri Have sold 16 condo units in 2012 Total net sales price: $9.8 million 5 condos remain, out of original 86 Continue to use condo sales proceeds to pay down Chase Park loan Hotel faring well against competitive set despite challenging local market 9-month 2012 results vs. prior year period Revenues: +2.4% Occupancy: flat to slightly down Average rents: +2.5% Working to improve cash flow Chase Park Plaza, St. Louis, MO

Portfolio Updates Parrot’s Landing, North Lauderdale, FL Rio Salado Phoenix, Arizona Industrial development Negotiating sale of one parcel Continuing to market remaining tracts Central Europe Portfolio Czech Rep., Poland, Hungary, Slovakia Retail and distribution Working to extend $44.9 million (€34.3 million) of debt maturing in 2012 Finalizing future plans for each property Las Colinas Commons Irving (Dallas), Texas Office building Major tenant lease expiration in November 2013 Working to re-tenant Strong demand for large space in local market

Strategy Review Maximize liquidity for operating needs and reinvestment in existing portfolio assets Re-tenant and reposition our existing properties Refinance and extend debt maturities Sell assets in an orderly manner as quickly as possible Some development projects likely to remain in portfolio for a few more years to increase ultimate value Northpoint Central, Houston, TX

Questions? Please e-mail questions to: bhreit@behringerharvard.com

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